                                                                   EXHIBIT 10.14



                      FIRST AMENDMENT TO CREDIT AGREEMENT
                                  AND WAIVER


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER, dated as of the 18th day of April, 1997 (this "Amendment"), is made among GRANCARE, INC., a Delaware corporation formerly known as New GranCare, Inc. ("Borrower"), the Lenders (as hereinafter defined) that have executed this Amendment (the "Required Lenders"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as administrative agent for the Lenders (in such capacity, "Administrative Agent").


                                   RECITALS

     A. Borrower, certain banks and other financial institutions (the "Lenders"), The Chase Manhattan Bank, as Syndication Agent, and First Union National Bank of North Carolina, as Administrative Agent and LC Bank, are parties to a Credit Agreement, dated as of February 12, 1997 (the "Credit Agreement"), providing for the availability of certain credit facilities to Borrower upon the terms and conditions set forth therein. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

     B. Borrower is presently negotiating definitive agreements to acquire the assets of Northport Health Services, Inc., an Alabama corporation ("Northport"), and certain of its affiliates, as more particularly described in Section 3.1 of this Amendment.

     C. Borrower has requested that the Required Lenders make certain amendments to the Credit Agreement and approve the Northport Acquisition (as hereinafter defined), and the Required Lenders have agreed to do so upon the terms and conditions set forth herein.


                            STATEMENT OF AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                        AMENDMENTS TO CREDIT AGREEMENT


     1.1. Definitions.  (a)  The definition of "Base Rate Margin" is hereby
          ------------
amended as follows:

          (i) The table set forth therein is hereby amended and restated in its entirety as follows:

    Senior Debt Ratio       Base Rate Margin   Pricing Level
    -----------------       ----------------   -------------
Less than 2.50                    0.00%              Tier I

Greater than or equal to          0.00%              Tier II
2.50 and less than 3.00

Greater than or equal to          0.00%              Tier III
3.00 and less than 3.50

Greater than or equal to          0.25%              Tier IV
3.50 and less than 4.00

Greater than or equal to          0.50%              Tier V
4.00 and less than 4.50

Greater than or equal to          0.75%              Tier VI"
4.50

          (ii) The reference to "Tier V" in subclause (i) of clause (y) of such definition is hereby amended to read "Tier VI."

     (b) The definition of "Commitment Fee Margin" is hereby amended as follows:

          (i) The table set forth therein is hereby amended and restated in its entirety as follows:

    "Senior Debt Ratio      Commitment Fee Margin   Pricing Level
     -----------------      ---------------------   -------------
Less than 2.50                      0.250%          Tier I

Greater than or equal to            0.250%          Tier II
2.50 and less than 3.00

Greater than or equal to            0.300%          Tier III
3.00 and less than 3.50

Greater than or equal to            0.375%          Tier IV
3.50 and less than 4.00

Greater than or equal to            0.375%          Tier V
4.00 and less than 4.50

Greater than or equal to            0.500%          Tier VI"
4.50

          (ii) The reference to "Tier V" in subclause (i) of clause (y) of such definition is hereby amended to read "Tier VI."

     (c) The definition of "Eurodollar Rate Margin" is hereby amended as follows:

          (i) The table set forth therein is hereby amended and restated in its entirety as follows:

    "Senior Debt Ratio      Eurodollar Rate Margin   Pricing Level
     -----------------      ----------------------   -------------
Less than 2.50                       0.75%           Tier I

Greater than or equal to             1.00%           Tier II
2.50 and less than 3.00

Greater than or equal to             1.25%           Tier III
3.00 and less than 3.50

Greater than or equal to             1.50%           Tier IV
3.50 and less than 4.00

Greater than or equal to             1.75%           Tier V
4.00 and less than 4.50

Greater than or equal to             2.00%           Tier VI"
4.50

          (ii) The reference to "Tier V" in subclause (i) of clause (y) of such definition is hereby amended to read "Tier VI."

     (d) The number "$40,000,000" contained in the definition of "Maximum LC Amount" is hereby changed to "$90,000,000."

     1.2. Prepayments from Debt Issuance.  SECTION 2.6(B)(II) of the Credit
          ------------------------------
Agreement is hereby amended by deleting the third sentence thereof in its entirety, including the proviso and clauses (v) through (z) therein.

     1.3. Leverage Ratio.  SECTION 5.1(A) of the Credit Agreement is hereby
          --------------
amended and restated in its entirety as follows:

          "(a)  Maximum Leverage Ratio.  Maintain a Leverage Ratio, determined
                ----------------------
     as of the last day of each fiscal quarter, at an amount not greater than the amount set forth in the following table for the applicable period:

                                                               Maximum
                Quarter Ended During Period               Leverage Ratio
                ---------------------------               --------------
          Closing Date through December 31, 1997                75.0%
          January 1, 1998 through June 30, 1998                 72.5%
          July 1, 1998 through December 31, 1998                70.0%
          January 1, 1999 through June 30, 1999                 70.0%
          July 1, 1999 through December 31, 1999                67.5%
          January 1, 2000 through December 31, 2000             65.0%
                    Thereafter                                  60.0%"

     1.4. Debt Coverage Ratio.  SECTION 5.1(C) of the Credit Agreement is hereby
          -------------------
amended and restated in its entirety as follows:

          "(c)  Maximum Debt Coverage Ratio.  Maintain a Debt Coverage Ratio,
                ---------------------------
     determined as of the last day of each fiscal quarter, at an amount not greater than the amount set forth in the following table for the applicable period:

                                                                 Maximum Debt
                 Quarter Ended During Period                   Coverage Ratio
                 ---------------------------                   --------------
          Closing Date through December 31, 1997                     5.25
          January 1, 1998 through December 31, 1998                  4.50
          January 1, 1999 through December 31, 1999                  4.25
          January 1, 2000 through December 31, 2000                  4.00
                         Thereafter                                  3.75"

     1.5. Senior Debt Coverage Ratio.  SECTION 5.1 of the Credit Agreement is
          --------------------------
hereby amended by adding the following as a new subsection (e) thereof:

          "(e)  Maximum Senior Debt Ratio.  Maintain a Senior Debt Ratio,
                -------------------------
     determined as of the last day of each fiscal quarter, at an amount not greater than the amount set forth in the following table for the applicable period:

                                                               Maximum Senior
                    Quarter Ended During Period                  Debt Ratio
                    ---------------------------                  ----------
          September 30, 1997 through December 31, 1997               3.50
            January 1, 1998 through December 31, 1998                3.25
            January 1, 1999 through December 31, 1999                2.75
            January 1, 2000 through December 31, 2000                2.50
                            Thereafter                               2.50"

     1.6.      Distributions.  (a)  Clause (y) of SECTION 5.3(F) of the Credit
               -------------
Agreement is hereby amended and restated in its entirety as follows:

     "(y) the Acquisition Loans made after the Closing Date solely to finance Acquisitions in accordance with the provisions of this Agreement;"

     (b) SECTION 5.4(D) of the Credit Agreement is hereby amended by (i) adding the word "and" at the end of clause (iii) thereof, (ii) deleting clause (iv) thereof in its entirety, and (iii) renumbering clause (v) thereof as clause
(iv).

     1.7. Permitted Acquisitions.  Clause (vii) of SECTION 5.4(G) of the Credit
          ----------------------
Agreement is hereby amended as follows:

     (a) Clause (A) of the proviso after the parenthetical definition of "Permitted Acquisitions" is hereby deleted in its entirety.

     (b) The words "(in addition to any increase pursuant to clause (A) above)" are hereby deleted from clause (B) of such proviso.

     (c) The reference to "clause (B) above" in the parenthetical contained in clause (C) of such proviso is hereby amended to read "clause (A) above."

     (d) Clauses (B) and (C) of such proviso are hereby renumbered as clauses
(A) and (B), respectively.


                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES

     Borrower hereby represents and warrants that:

     2.1. Representations and Warranties.  The representations and warranties
          ------------------------------
contained in this Amendment, the Credit Agreement and each of the other Loan Documents are true and correct on and as of the date hereof (except to the extent such representations and warranties expressly relate solely to an earlier date), as though made on and as of such date.

     2.2. No Default.  No Default or Event of Default has occurred and is
          ----------
continuing.

     2.3. No Material Adverse Change.  There has been no Material Adverse
          --------------------------
Change.


                                  ARTICLE III

                             NORTHPORT ACQUISITION

     3.1. Approval of Northport Acquisition; Waiver.  Subject to and on the
          -----------------------------------------
terms and conditions set forth in this Article III and in Section 4.2 hereof:

     (a) The Required Lenders hereby consent to and approve the following transactions (the transactions described in clauses (i) and (ii) below, collectively, the "Northport Acquisition"):

             (i) The execution and delivery by Borrower (and any one or more Subsidiaries) of, and the consummation of the transactions contemplated by, definitive agreements pursuant to which Borrower acquires all or substantially all of the assets of Northport, South-Care Medical Facilities, Inc., Estes-McAbee Investments, Diversified Medical Specialties, Inc., Northgate Services, Inc., Millennium Health Services, Inc. and Tallassee Health Care, Inc. and one-third of the partnership interests in Restore Therapy, Ltd., and a definitive management agreement with respect to certain health care facilities leased by Northport (and not acquired pursuant to the foregoing) and pursuant to which Borrower acquires an option to purchase the outstanding capital stock of Northport upon the expiration of such management agreement; and

             (ii) The assumption and/or issuance of Indebtedness (including Seller Subordinated Indebtedness) as payment of the aggregate Purchase Price for all components of the Northport Acquisition, in an aggregate principal amount not to exceed $93,000,000; provided that the terms and
                                                 --------
     provisions of each item of such Indebtedness (including without limitation payment terms, maturity and, in the case of Seller Subordinated Indebtedness, subordination terms) shall be satisfactory to the Required Lenders;

provided, however, that the aggregate Purchase Price for all components of the
--------  -------
Northport Acquisition shall not exceed $93,000,000; and

     (b) The Required Lenders hereby waive any Default or Event of Default that would otherwise occur under the provisions of SECTION 5.4(G)(VII) of the Credit Agreement as a consequence of the consummation of, or Borrower's or any Subsidiary's agreement to consummate, the Northport Acquisition on the terms and conditions described in subsection (a) above.

     3.2. Nature and Scope of Approval and Waiver.  The approval and waiver of
          ---------------------------------------
the Required Lenders contained in Section 3.1 above is limited as specified and shall not constitute or be deemed to constitute (i) consent or approval with regard to any term, condition or provision of any portion of the Northport Acquisition or the documentation relating thereto, the existence, performance or fulfillment of which would cause a Default or Event of Default under any provision of the Credit Agreement (other than as expressly set forth in Section 3.1(b) above), or (ii) an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth in Section 3.1 above. Specifically, but without limitation of the foregoing, no consent, approval or waiver is granted hereunder with regard to:

     (a) The creation, incurrence or assumption by Borrower or any Subsidiary of any Indebtedness (including Capital Lease Obligations) pursuant to or in connection with the Northport Acquisition, except as specifically set forth in clause (ii) of Section 3.1(a) above but subject to the proviso therein:

     (b) The creation, incurrence or assumption by Borrower or any Subsidiary of any Liens pursuant to or in connection with the Northport Acquisition, except for Liens expressly permitted under SECTION 5.4(A) of the Credit Agreement (other than under clauses (ix) and (xii) thereof); or

     (c) The entering into or assumption by Borrower or any Subsidiary of any operating lease, except to the extent expressly permitted under SECTION 5.4(N) of the Credit Agreement.

     The parties agree that the Northport Acquisition will not be considered a "Permitted Acquisition" for purposes of SECTIONS 5.4(B)(VIII) and 5.4(G)(VII) of the Credit Agreement.


                                  ARTICLE IV

               EFFECTIVENESS OF AMENDMENTS, APPROVAL AND WAIVER;
              CONDITIONS TO CONSUMMATION OF NORTHPORT ACQUISITION

     4.1. Effectiveness of Amendments, Approval, Waiver.  The effectiveness of
          ---------------------------------------------
the amendments to the Credit Agreement set forth in Article I of this Amendment, and the effectiveness of the approval of the Northport Acquisition and the related waiver by the Required Lenders as expressly set forth in Section 3.1 of this Amendment, is subject to the satisfaction of the following conditions:

          (a)  Representations and Warranties; Officer's Certificate.  The
               -----------------------------------------------------
     following shall be true and Administrative Agent shall have received a certificate, signed by an Authorized Officer of Borrower, in form and substance satisfactory to Administrative Agent, dated the date of effectiveness of the amendments set forth in Article I hereof and certifying that (i) the representations and warranties contained in this Amendment, the Credit Agreement and each of the other Loan Documents are true and correct on and as of the date of such certificate, both immediately before and after giving effect to the amendments effected hereby (except to the extent such representations and warranties expressly relate solely to an earlier date), as though made on and as of such date,
     (ii) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to the amendments effected hereby, and (iii) there has been no Material Adverse Change.

          (b)  Settlement of LTC Earnout.  Borrower shall have delivered to the
               -------------------------
     Agents copies of the settlement agreement with Long Term Care Pharmaceutical Services Corporation I and Long Term Care Pharmaceutical Services Corporation II (collectively, "LTC") relating to the payment of a contingent earnout in connection with Borrower's acquisition of LTC, together with evidence of the agreement of Vitalink Pharmacy Services, Inc. to pay, or reimburse Borrower for, a portion of such payment in an amount equal to $2,500,000, all of which shall be in form and substance satisfactory to the Agents.

          (c)  Consent Fee.  Borrower shall have paid the fee provided for under
               -----------
     Section 5.1 of this Amendment to each Lender entitled thereto.

     4.2. Conditions to Consummation of Northport Acquisition.  The consummation
          ---------------------------------------------------
of the Northport Acquisition by Borrower is subject to the satisfaction of the conditions set forth in Section 4.1 of this Amendment and, in addition, to the following conditions:

          (a)  Acquisition Documentation.  With respect to the Northport
               -------------------------
     Acquisition, Borrower shall have delivered to Administrative Agent and each Lender all documents, certificates and other materials described in SECTION 5.3(O) of the Credit Agreement as if the Northport Acquisition were a "Permitted Acquisition" within the meaning of the Credit Agreement, including without limitation confirmation of covenant compliance as described in clause (E) of SECTION 5.3(O) of the Credit Agreement.

          (b)  Due Diligence.  The Agents shall have completed their due
               -------------
     diligence review of the business, operations and properties of Northport and its Affiliates, and the results thereof shall be satisfactory to the Agents in their sole discretion.

          (c)  Acquisition Documentation.  The Required Lenders shall be
               -------------------------
     satisfied with the terms and provisions of all documentation relating to the Northport Acquisition, including without limitation (i) the definitive acquisition agreements and all matters set forth on the disclosure schedules furnished by Northport and its Affiliates pursuant thereto, and
     (ii) the documentation relating to the Medical Clinic Board Bonds issued with respect to certain of Northport's facilities, including the terms of the lease agreements between Northport and the respective Medical Clinic Boards.

          (d)  Further Consent.  The Required Lenders (or Administrative Agent
               ---------------
      on their behalf) shall have delivered their written consent to the terms and conditions of all Indebtedness assumed or issued by Borrower or any of its Subsidiaries pursuant to or in connection with the Northport Acquisition and to any other matter relating to the Northport Acquisition for which such consent is required under the terms of the Credit Agreement (including the assumption or incurrence of any Liens other than Liens expressly permitted as set forth in Section 3.2(b) above).

          (e)  Other Documents.  The Agents and the Lenders shall have received
               ---------------
     such other documents, certificates, opinions and instruments as they shall have reasonably requested.

                                   ARTICLE V

                                 MISCELLANEOUS

     5.1. Consent Fee.  As an inducement for the Lenders to promptly agree to
          -----------
the amendments to the Credit Agreement set forth herein and to furnish the consent and approval provided for under Section 3.1, Borrower agrees to pay, to each Lender that evidences its agreement to the terms of this Amendment by delivering its executed signature page hereto (including by facsimile) to Administrative Agent prior to 5:00 p.m. (Charlotte time) on April 9, 1997 (whether or not such Lender's approval is actually required in order to obtain the agreement of the Required Lenders), a fee equal to 0.05% (five basis points) of the aggregate of such Lender's Revolving Credit Commitment and outstanding Term Loans under the Credit Agreement.

     5.2. Effect of Amendment.  From and after the effective date of the
          -------------------
amendments to the Credit Agreement set forth herein, all references to the Credit Agreement set forth in any other Loan Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended by this Amendment and as may be further amended, modified, restated or supplemented from time to time. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement or of any other Loan Document except as expressly set forth herein. Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

     5.3. Governing Law.  This Amendment shall be governed by and construed and
          -------------
enforced in accordance with the laws of the State of North Carolina (without regard to the conflicts of law provisions thereof).

     5.4. Expenses.  Borrower agrees to pay upon demand all reasonable out-of-
          --------
pocket costs and expenses of the Agents (including, without limitation, the reasonable fees and expenses of counsel to the Agents) in connection with the preparation, negotiation, execution and delivery of this Amendment.

     5.5. Severability.  To the extent any provision of this Amendment is
          ------------
prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

     5.6. Successors and Assigns.  This Amendment shall be binding upon, inure
          ----------------------
to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

     5.7. Construction.  The headings of the various sections and subsections of
          ------------
this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

     5.8. Counterparts; Effectiveness.  This Amendment may be executed in any
          ---------------------------
number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Amendment shall become effective upon the execution and delivery of a counterpart hereof by Borrower, Administrative Agent and the Required Lenders (provided that (i)
                                                            --------
the amendments set forth in Article I hereof and the approval of the Northport Acquisition and related waiver set forth in Section 3.1 hereof shall become effective as provided in Section 4.1 hereof).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.


                         GRANCARE, INC.


                         By: _______________________________

                         Title: ____________________________



                         FIRST UNION NATIONAL BANK OF
                           NORTH CAROLINA, as Administrative
                           Agent and as a Lender


                         By: _______________________________

                         Title: ____________________________



                            (signatures continued)

                         THE CHASE MANHATTAN BANK


                         By: _______________________________

                         Title: ____________________________



                            (signatures continued)

                         ABN AMRO BANK, N.V.


                         By: _______________________________

                         Title: ____________________________


                         By: _______________________________

                         Title: ____________________________



                            (signatures continued)

                         AMSOUTH BANK OF ALABAMA


                         By: _______________________________

                         Title: ____________________________



                            (signatures continued)

                         BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION


                         By: _______________________________

                         Title: ____________________________



                            (signatures continued)

                         BANQUE PARIBAS


                         By: _______________________________

                         Title: ____________________________


                         By: _______________________________

                         Title: ____________________________



                            (signatures continued)

                         CORESTATES BANK, N.A.


                         By: _______________________________

                         Title: ____________________________



                            (signatures continued)

                         DRESDNER BANK, AG, NEW YORK BRANCH
                           AND GRAND CAYMAN BRANCH


                         By: _______________________________

                         Title: ____________________________


                         By: _______________________________

                         Title: ____________________________



                            (signatures continued)

                         FIRST AMERICAN NATIONAL BANK


                         By: _______________________________

                         Title: ____________________________



                            (signatures continued)

                         THE FUJI BANK, LIMITED, ATLANTA
                           AGENCY


                         By: _______________________________

                         Title: ____________________________



                            (signatures continued)

                         THE INDUSTRIAL BANK OF JAPAN, LIMITED


                         By: _______________________________

                         Title: ____________________________



                            (signatures continued)

                         LTCB TRUST COMPANY


                         By: _______________________________

                         Title: ____________________________



                            (signatures continued)

                         NATIONAL CITY BANK OF INDIANA


                         By: _______________________________

                         Title: ____________________________



                            (signatures continued)

                         NATIONSBANK, N.A. (SOUTH)


                         By: _______________________________

                         Title: ____________________________



                            (signatures continued)

                         THE NIPPON CREDIT BANK, LTD.


                         By: _______________________________

                         Title: ____________________________



                            (signatures continued)

                         UNION BANK OF CALIFORNIA, N.A.


                         By: _______________________________

                         Title: ____________________________



                            (signatures continued)